UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period:   10/31/13

Item 1.  Reports to Stockholders.

Semi-Annual Report

October 31, 2013

CMG SR TACTICAL BOND FUND (FORMERLY CMG ABSOLUTE RETURN STRATEGIES FUND)

CLASS A SHARES - CMGTX

CLASS I SHARES - CMGOX

MANAGER CLASS SHARES - CMGMX

CMG TACTICAL EQUITY STRATEGY FUND

CLASS A SHARES - SCOTX

CLASS I SHARES - SCOIX

MANAGER CLASS SHARES - SCTMX

CMG GLOBAL EQUITY FUND

CLASS A SHARES - GEFAX

CLASS I SHARES - GEFIX

1-866-CMG-9456

www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG SR Tactical Bond Fund or CMG Tactical Equity Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Global Equity Fund, the CMG SR Tactical Bond Fund (formerly the CMG Absolute Return Strategies Fund) and the CMG Tactical Equity Strategy Fund.

CMG Global Equity Fund Update

The Fund (Class A shares) returned +7.80% over the past six months (May 15, 2013, the Fund’s inception, through October 31, 2013), net of fees. The Morningstar World Stock fund category, the Fund’s peer group, returned +9.83% over the past six months (April 30, 2013 through October 31, 2013).  The benchmark for the Fund, the MSCI World Index , returned +9.68% over the past six months (April 30, 2013 through October 31, 2013).  The performance difference of the Fund relative to the benchmark is largely related to the timing of the Fund’s launch (May 15, 2013) while the performance of the benchmark represents performance from April 30 through October 31, 2013, the full six months.  The first two weeks of May were positive for equity markets with the Fund’s benchmark, the MSCI World Index, returning approximately 2.50% over that two week period.  Additionally, the portfolio as a function of the investment process is underweight exposure to the financial sector, which performed very well during the first half of May and in turn contributed to the benchmark index’s strong performance.  Most financial companies are highly leveraged as part of their business model and such leverage does not meet our balance sheet selection guidelines.

The Fund is allocated on an equal weighted basis to 50 global companies that have demonstrated an ability to both prudently manage their balance sheets and consistently grow their earnings, as measured by the Fund’s investment process.  The past six months have been a good period for global equities in general and a particularly good period for U.S. equities.  During this period (since the Fund’s inception in May), the Fund has remained fully invested and unhedged.  The Fund is weighted 57% U.S., 32% Europe, 9% Asia and 2% Africa.

Additionally, the Fund is exposed across the following sectors:  basic materials (9%), consumer cyclical (29.1%), financial services (6.6% primarily in payment processing companies like Visa and MasterCard), consumer defensive (6.4%), healthcare (8.8%), energy (2.5%), industrials (17.5%) and technology (20.1%).  The Fund is underweight to the financial sector, specifically bank stocks.  Given the highly leveraged nature of many banking stocks, our strategy tends to underweight this sector as most financial companies fail to meet our balance sheet standards.

GLOBAL EQUITY INVESTMENT PROCESS

The equity selection process seeks to identify those companies which demonstrate the highest combined earnings strength and financial strength.  From a universe of nearly 35,000 publically traded companies across 150 countries, the process analyses audited financial history and ranks the companies based on earnings and financial strength relative to each other.  It is a fact-based process sourced from audited, publicly available data. The strategy focuses on the highly liquid global companies and selects the stocks with the highest ratings, relative to each other.  Approximately 50 stocks are selected to form the global equity portfolio.  Positions are held on an equal weighted basis and typically held for more than one year.

The investment selection process is comprised of the following steps:

•

Universe Definition:  Identify companies with at least 3 years of audited financials;

•

Rating:  Rank companies by profit per-share and balance leverage.  A series of key financial ratios are calculated from each company’s balance sheet and income and cash flow statements.  Each company’s combined earnings and financial strength are then rated and ranked;

•

Stability Overlay: Re-rank companies by variability of profits and leverage.  This measures a company’s “staying power” – its ability to maintain its relative combined earnings and financial strength over a sustained period of time (measured by calculating the variance of the combined earnings and financial strength score over the last 5 years);

•

Final Assessment:  Screen out equities with insufficient liquidity relative to the portfolio’s size;

•

Implementation: Invest in “top” equities, typically 50 positions, as determined by the screening process, on an equal weighted basis;

•

Company Monitor: Daily review and replacement of any substantially deteriorating companies with next best ranked equities;

•

Portfolio Management:  Monthly re-identification and purchase of “top” equities, as determined by the Advisor’s screening process; and

•

Rebalance:  Annual rebalancing to equally weight the “top” equities, as determined by the Advisor’s screening process.

ACTIVE VOLATILITY RISK MANAGEMENT

Additionally, we have selected Dr. Andrew Lo and his team at AlphaSimplex Group, LLC to serve as sub-advisor to the Fund with responsibility for the active volatility risk management of the portfolio.  AlphaSimplex, founded in 1999 by MIT professor Dr. Andrew Lo, specializes in absolute return and risk management strategies.  Active volatility management is a dynamic component of the Fund that attempts to enhance the portfolio's risk profile by potentially identifying periods of high risk in equity markets and hedging the equity exposure to reduce downside market risk exposure.

CMG SR Tactical Bond Fund Update

The Fund (Class A shares) returned 0.00% over the past six months (April 30, 2013 through October 31, 2013) net of fees. In comparison, the Morningstar Nontraditional Bond fund category, the Fund’s peer group, returned -1.57% over the past six months (April 30, 2012 through April 30, 2013).  The benchmark for the Fund, the Barclays U.S. Treasury Long TR Index, returned -10.05% over the past six months (April 30, 2013 through October 31, 2013).

The Fund generated flat performance over the past six months, outpacing the Fund’s peer group and benchmark, as fixed income markets were extremely volatile.  After hitting record low yield in 2012 at approximately 1.40%, the yield on the 10-year Treasury rose from the 2013 low of 1.63% on May 2, prior to the May 22 Fed announcement, to 2.98% in early September, before finishing at 2.54% at the end of October.  The move up in interest rates came after Federal Reserve Chairman, Ben Bernanke, announced the Fed’s intention to taper their bond purchases.  We feel this is a significant concern for all fixed income investors.

The 30-year Treasury Bond yield was at 2.88% on April 30, then rose to a six month high of 3.90% on August 19 before finishing at 3.63% at the end of October.  Bond prices declined dramatically as interest rates shot higher.  While we are pleased with the relative performance over this challenging interest rate period, we would have preferred to have been short Treasury bond exposure.  Our investment process had The Fund positioned in Treasury bond exposure at the beginning of the “Taper”.  The Fund rebounded from the initial decline generating returns from both long and short trades through the end of October.

CMG Tactical Equity Strategy Fund Update

The Fund (Class A shares) returned -1.76% over the past six months (April 30, 2013 through October 31, 2013) net of fees.  The Morningstar Long Short Equity Category, the Fund’s peer group, returned 5.74% over the past six months (April 30, 2013 through October 31, 2013).  The benchmark for the Fund, the Barclay Equity Long/Short Index, returned 5.66% over the past six months (April 30, 2013 through October 31, 2013).

The strategy seeks to identify the market trend, whether an uptrending market or downtrending market, and place short-term trades to profit from the given trend.  The Fund’s strategy is a trend-following trading strategy with a mean reversion trading component.  If the strategy identifies positive price (Bullish) trends across multiple time frames, the strategy will invest long on a levered basis targeting 200% of the daily exposure of the S&P 500 Index. If the strategy identifies negative price (Bearish) trends, the strategy will invest short on a levered basis targeting 200% of the daily exposure of the inverse S&P 500 Index. During periods when the model’s trends are not aligned, absent of a trade signal, the strategy will remain invested in short-term fixed income investments.

The long-term trend indicator for the strategy has been bullish for the majority of the year; however, the intermediate-term indicators turned bearish several times, most recently in early July and again in mid-August through early September.  The strategy generated 33 total trades over the past six months; 24 long trades and 9 short trades.  While the percentage of positive trades for long trades has been in line with the historical average of the strategy, the short trades have been less profitable than historically observed.

The majority of the loss came in the third quarter from two trades: a short trade in September that was triggered by overbought market conditions and a long trade in mid-August.

Market Outlook

Overall, we believe the cyclical bull market trend for equities remains aged and market valuations are high as measured by the most recent S&P 500 Median PE based on actual earnings.  The following chart, courtesy of Ned Davis Research, shows the Median Fair Value of the S&P 500 Index to be 1445.  However, it is important to note that markets can grow to be more aged and even more overpriced.  For now, the cyclical trend remains positive.

We believe the S&P 500 Index could continue to advance.  Of course, there is no guarantee that higher levels will be reached.  This is our best guess at a short-term market outlook as we continue to monitor market fluctuations and trends.  The 49.8 year median PE is 16.7 (dotted green line).  The current median PE is 20.9.  We believe the S&P 500 Index to be significantly overvalued at approximately 1893.

The graphs are shown for informational purposes only and are not reflective of any investment.   As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.  Past performance is no guarantee of future results.

Also supporting a continuation of the cyclical bull uptrend is a strong dollar, foreign investor capital flows into U.S. equities and pensions desperate to earn 8%, further impacting money flows from bonds to stocks.  In the global race to debase one’s currency, we feel the U.S. looks just a bit prettier than the others.  Thus, the U.S. may benefit from capital inflows and a repositioning of pension assets into equities further fleeing bonds.  Global liquidity crosses borders quickly and global central banks are doing all they can to create liquidity.

How much higher?  Don’t know.  How much longer?  Don’t know.  However, we believe there could be  another major bear market within the next 18 months.  Global central bank activity is unprecedented and the related unintended consequences are yet to be discovered.

We believe equity exposure is important if not mandatory in order to achieve long-term investment success.  The good news is that investors can now have a plan in place that may protect against significant decline.  The tools exist for all investors to better manage market risks.

Today, we feel some form of an active approach to risk management is prudent.  The backdrop of low dividend yields, low inflation and low interest rates points to a low forward 10-year expected return.  Further, the macro fundamental picture remains challenged due to unmanageable levels of debt, unmanageable entitlements and unprecedented market manipulation from the world’s global central banks.  Historically, it is not normal to have markets so aggressively manipulated.

We believe that at some point in the next few years, there will be a generational buying opportunity in the U.S. and global equity markets.   We see another stock market decline that will rival the two we have seen in the past 14 years (tech bubble and housing bubble).  Stay vigilant and attempt to construct portfolios that broadly diversify your risk exposure while at the same time diversifying the way you risk protect that exposure.  We are in uncharted waters.

Kindest regards,

Stephen B. Blumenthal
Portfolio Manager
December 2, 2013

3139-NLD-12/23/2013

Additional Index Disclosure:  The MSCI World NR Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  The Morningstar World Stock Category:  World-stock portfolios have few geographical limitations.  It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets.  These portfolios typically have 20%-60% of assets in U.S. stocks.  The Morningstar World Stock Category:  World-stock portfolios have few geographical limitations.  It is common for these portfolios to invest the majority of their assets in the U.S., Europe and Japan, with the remainder divided among the globe’s smaller markets.  These portfolios typically have 2%-60% of assets in U.S. stocks.  The Barclays U.S. Long-Term Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million of outstanding face value.  The Morningstar Nontraditional Bond category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as "absolute return" portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described "unconstrained" portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios.  The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.   The Barclay Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.   S&P 500 Total Return:  is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.  Definitions:  Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.  Short: Any sale that is completed by the delivery of a security borrowed by the seller.  Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG SR Tactical Bond Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ending October 31, 2013, compared to its benchmark:

CMG SR Tactical Bond Fund:	Six Months	Annualized Since Inception*
Class A
Without sales charge	0.00%	0.30%
With sales charge	(5.78)%	(1.01)%
Class I	0.11%	1.28%
Manager Class	N/A	4.70%
Barclays Capital Long Term Treasury Index	(10.05)%	6.15%

________________

* Class A,  Class I and Manager Class shares commenced operations on May 1, 2009,  October 20, 2011 and July 8, 2013, respectively.

The Barclays Capital Long Term Treasury Index (the “Barclays Index”) is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Performance figures for periods greater than one year are annualized.  The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2013 (Unaudited)

Percent of
Net Assets
Mutual Funds	44.34%
Short-Term Investments	47.29%
Other Assets Less Liabilities	8.37%
Total	100.00%

CMG Tactical Equity Strategy Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ending October 31, 2013, compared to its benchmark:

CMG Tactical Equity Strategy Fund:	Six Months	Annualized Since Inception*
Class A
Without sales charge	(1.76)%	(10.08)%
With sales charge	(7.41)%	(13.21)%
Class I	(1.52)%	(9.76)%
Manager Class	(0.93)%	(0.60)%
Barclay Equity Long/Short Index	5.66%	7.18%

________________

* Class A and Class I shares commenced operations on February 28, 2012.  Manager Class commenced operations on August 30, 2012.

The Barclay Equity Long/Short Index is an index of directional strategies that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2013 (Unaudited)

Percent of
Net Assets
Bonds & Notes	37.01%
Short-Term Investments	56.44%
Other Assets Less Liabilities	6.55%
Total	100.00%

CMG Global Equity Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ending October 31, 2013, compared to its benchmark:

CMG Global Equity Fund:	Since Inception*
Class A
Without sales charge	7.80%
With sales charge	1.60%
Class I	8.00%
MSCI World Index	6.94%

________________

* Class A and Class I shares commenced operations on May 15, 2013.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2013 (Unaudited)

Percent of
Net Assets
Common Stock	88.53%
Short-Term Investments	9.94%
Other Assets Less Liabilities	1.53%
Total	100.00%

CMG SR Tactical Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2013
Shares	Security	Value
	MUTUAL FUNDS - 44.34%
	DEBT FUND - 44.34%
43,838	ProFunds U.S. Government Plus Fund, Investor Class *	$ 1,858,726
531,768	Rydex Series Funds - Government Long Bond 1.2x Strategy Fund, Investor Class	7,875,490
	TOTAL MUTUAL FUNDS	9,734,216
	( Cost - $9,781,962)

	SHORT-TERM INVESTMENTS - 47.29%
	MONEY MARKET FUND - 3.78%
560,197	Federated Prime Cash Obligation Fund, Institutional Shares, 0.03% +	560,197
270,041	Rydex Series US Government Money Market Fund, Money Market Class, 0.00% +	270,041
		830,238
Par Value
	U.S. GOVERNMENT - 43.51%
$2,550,000	United States Treasury Bill, 0.00%, due 12/5/2013 ^	2,549,969
7,000,000	United States Treasury Bill, 0.00%, due 12/12/2013 ^	6,999,960
		9,549,929

	TOTAL SHORT-TERM INVESTMENTS	10,380,167
	( Cost - $10,380,167)

	TOTAL INVESTMENTS - 91.63%
	( Cost - $20,162,129) (a)	$ 20,114,383
	OTHER ASSETS LESS LIABILITIES - 8.37%	1,838,045
	NET ASSETS - 100.00%	$ 21,952,428

	* Non-income producing security.
	+ Money market fund; interest rate reflects seven-day yield on October 31, 2013.
	^ Segregated as collateral for futures contracts.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $20,162,129
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ -
	Unrealized Depreciation:	(47,746)
	Net Unrealized Depreciation:	$ (47,746)

		Unrealized
Contracts	OPEN FUTURES CONTRACTS	Depreciation
102	US Ultra Bond Future December 2013	$ (15,937)
	(Underlying Face Amount at Value $1,469,759)
	TOTAL OPEN FUTURES CONTRACTS	$ (15,937)

Face amounts are the underlying reference amounts to bonds upon which the fair value of the futures contracts traded by the Fund are based.  While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund's futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Equity Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2013
Par Value	Security	Value
	BONDS & NOTES - 37.01%
	BEVERAGES - 9.70%
$1,500,000	Anheuser-Busch Worlwide, Inc., 0.81%, due 1/27/14	$ 1,501,931
1,000,000	Anheuser-Busch Cos. LLC, 4.95%, due 1/15/14	1,008,934
1,500,000	Coca-Cola Co., 0.75%, due 11/15/13	1,500,155
1,000,000	PepsiCo, Inc., 0.80%, due 8/25/14	1,003,639
		5,014,659
	DIVERSIFIED FINANCIAL SERVICES - 9.79%
1,500,000	Caterpillar Financial Services Corp., 1.38%, due 5/20/14	1,508,710
2,000,000	General Electric Capital Corp., 2.10%, due 1/7/14	2,006,430
1,500,000	General Electric Capital Corp., 5.90%, due 5/13/14	1,545,108
		5,060,248
	INSURANCE - 1.94%
1,000,000	MetLife, Inc., 2.38%, due 2/6/14	1,005,106

	MEDIA - 1.95%
1,000,000	Walt Disney Co., 0.88%, due 12/1/14	1,006,611

	PHARMACEUTICALS - 4.87%
1,500,000	Johnson & Johnson, 1.20%, due 5/15/14	1,506,739
1,000,000	Wyeth LLC, 5.50%, due 2/1/14	1,012,410
		2,519,149
	RETAIL - 4.87%
2,500,000	Wal-Mart Stores, Inc., 1.63%, due 4/15/14	2,516,745

	TELECOMMUNICATIONS - 3.89%
2,000,000	Verizon Communications, Inc., 1.25%, due 11/3/14	2,013,766

	TOTAL BONDS & NOTES	19,136,284
	( Cost - $19,143,365)
Shares
	SHORT-TERM INVESTMENTS - 56.44%
	MONEY MARKET FUND - 4.23%
2,188,063	Federated Prime Cash Obligation Fund, Institutional Shares, 0.03% +	2,188,063

Par Value
	U.S. GOVERNMENT - 52.21%
$10,000,000	United States Treasury Bill, 0.00%, due 12/5/13 ^	9,999,953
$17,000,000	United States Treasury Bill, 0.00%, due 12/12/13 ^	16,999,903
		26,999,856

	TOTAL SHORT-TERM INVESTMENTS	29,187,919
	( Cost - $29,187,919)

	TOTAL INVESTMENTS - 93.45%
	( Cost - $48,331,284) (a)	$ 48,324,203
	OTHER ASSETS LESS LIABILITIES - 6.55%	3,387,339
	NET ASSETS - 100.00%	$ 51,711,542

	+ Money market fund; interest rate reflects seven-day yield on October 31, 2013.
	+ Segregated as collateral for futures contracts.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $48,331,284 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 2,888
	Unrealized Depreciation:	(9,969)
	Net Unrealized Depreciation:	$ (7,081)

CMG Tactical Equity Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
October 31, 2013
Long		Unrealized
Contracts	OPEN LONG FUTURE CONTRACTS	Depreciation
1,185	S&P 500 E-Mini Future December 2013	$ (444,350)
	(Underlying Face Amount at Value $103,746,752)
	TOTAL OPEN LONG FUTURES CONTRACTS	$ (444,350)

Face amounts are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts traded by the Fund are based.  While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund's futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2013
Shares	Security	Value
	COMMON STOCK - 88.53%
	APPAREL - 5.38%
4,750	Gerry Weber International AG	$ 197,732
500	Grendene SA	4,583
2,749	NIKE, Inc.	208,264
6,000	Steven Madden Ltd. *	220,080
		630,659
	BEVERAGES - 3.66%
2,943	Brown-Forman Corp.	212,131
3,785	Monster Beverage Corp. *	216,616
		428,747
	BUILDING MATERIALS - 2.70%
770	Geberit AG	230,779
67,500	Semen Indonesia Persero Tbk PT	85,917
		316,696
	CHEMICALS - 3.53%
5,285	Novozymes A/S	207,607
7,793	Victrex PLC	206,365
		413,972
	COMMERCIAL SERVICES - 3.59%
7,703	Healthcare Services Group, Inc.	210,985
292	Mastercard, Inc.	209,393
		420,378
	COMPUTERS - 7.20%
404	Apple, Inc.	211,029
2,409	Cognizant Technology Solutions Corp. *	209,414
4,042	Infosys Ltd. - ADR	214,469
2,427	Syntel, Inc.	208,334
		843,246
	DISTRIBUTION/WHOLESALE - 3.61%
4,242	Fastnal Co.	211,252
785	WW Grainger, Inc.	211,141
		422,393
	DIVERSIFIED FINANCIAL SERVICES - 3.57%
2,746	T Rowe Price Group, Inc.	212,568
1,043	Visa, Inc.	205,127
		417,695
	ELECTRONICS - 1.77%
4,501	Rotork PLC	206,813

	HEALTHCARE - PRODUCTS - 3.39%
553	Intuitive Surgical, Inc. *	205,440
2,636	Varian Medical Systems, Inc. *	191,321
		396,761
	HOSEHOLD PRODUCTS/WARES - 1.84%
1,715	Societe BIC SA	214,934
The accompanying notes are an integral part of these financial statements.
CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
October 31, 2013
Shares	Security	Value
	INTERNET - 3.71%
223	Google, Inc. - Cl. A *	$ 229,819
3,751	Tencent Holdings Ltd. - ADR	204,242
		434,061
	MACHINERY - DIVERSIFIED - 1.67%
4,174	Spirax-Sarco Engineering PLC	195,473

	MEDIA - 3.55%
111,100	BEC World Public Company Ltd.	207,822
1,914	FactSet Research Systems, Inc.	208,511
		416,333
	MINING - 1.74%
14,812	Antofagasta PLC	203,249

	MISCELLANEOUS MANUFACTURING - 1.81%
1,683	3M Co.	211,806

	OIL & GAS - 1.80%
1,040	Cnooc Ltd. - ADR	210,402

	OIL & GAS SERVICES - 1.87%
7,954	TGS Nopec Geophysical Co.	219,109

	PHARMACEUTICALS - 3.40%
2,264	Johnson & Johnson	209,669
1,127	Novo Nordisk A/S	188,029
		397,698
	RETAIL - 19.71%
2,698	Bed Bath & Beyond, Inc. *	208,609
4,321	Buckle, Inc.	211,470
463	Chipotle Mexican Grill, Inc. *	243,987
1,965	Cie Finaciere Richemont SA	201,992
4,271	Coach, Inc.	216,454
1,861	Fielmann AG	208,781
4,741	Hennes & Mauritz AB	205,460
1,265	Inditex SA	208,398
194,000	SA SA International Holdings Ltd.	211,680
299	Swatch Group AG	191,747
21,080	Truworths International Ltd.	202,142
		2,310,720
	SEMICONDUCTORS - 1.90%
3,479	Hittite Microwave Corp. *	222,273

	SOFTWARE - 3.60%
3,532	Check Point Software Technologies Ltd. *	204,927
6,142	Microsoft Corp.	217,120
		422,047
The accompanying notes are an integral part of these financial statements.
CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
October 31, 2013
Shares	Security	Value
	TELECOMMUNICATIONS - 1.79%
20,000	China Mobile Ltd.	$ 209,972

	TRANSPORTATION - 1.74%
3,405	CH Robinson Worldwide, Inc.	203,415

	TOTAL COMMON STOCK	10,368,852
	( Cost - $9,895,725)

	SHORT-TERM INVESTMENTS - 9.94%
	MONEY MARKET FUND - 9.94%
1,164,482	Federated Prime Cash Obligation Fund, Institutional Shares, 0.03% +	1,164,482
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $1,164,482)

	TOTAL INVESTMENTS - 98.47%
	( Cost - $11,060,207) (a)	$ 11,533,334
	OTHER ASSETS LESS LIABILITIES - 1.53%	178,962
	NET ASSETS - 100.00%	$ 11,712,296

	ADR - American Depositary Receipt
	PLC - Public Limited Company
	* Non-income producing security.
	+ Money market fund; interest rate reflects seven-day yield on October 31, 2013.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $11,060,207
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 619,258
	Unrealized Depreciation:	(146,131)
	Net Unrealized Appreciation:	$ 473,127

		Unrealized
Contracts	OPEN FUTURE CONTRACTS	Appreciation
8	S&P 500 E-Mini Future December 2013	$ 40,305
	(Underlying Face Amount at Value $700,400)
1	Hang Seng Index Future November 2013	2,857
	(Underlying Face Amount at Value $19,335)
1	FTSE 100 Index December 2013	2,191
	(Underlying Face Amount at Value $172,963)
	TOTAL OPEN FUTURES CONTRACTS	$ 45,353

Face amounts are the underlying reference amounts to equities upon which the fair value of the futures contracts traded by the Fund are based.  While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund's futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2013

	CMG SR Tactical Bond Fund	CMG Tactical Equity Strategy Fund	CMG Global Equity Fund

Assets:
Investments in Securities at Value (identified cost $20,162,129, $48,331,284 and $11,060,207, respectively)	$ 20,114,383	$ 48,324,203	$ 11,533,334
Cash	-	-	30,961
Foreign Cash (cost $0, $0 and $135,360, respectively)	-	-	133,554
Deposits with Broker	1,898,802	3,404,815	127,234
Dividends and Interest Receivable	4,668	130,803	3,463
Receivable for Fund Shares Sold	26,201	41,584	63,650
Prepaid Expenses and Other Assets	31,070	39,370	6,280
Total Assets	22,075,124	51,940,775	11,898,476

Liabilities:
Payable for Securities Purchased	-	-	138,362
Payable for Fund Shares Redeemed	37,596	126,215	31,485
Due to Broker - Variation Margin	15,937	-	-
Accrued Advisory Fees	19,915	43,873	599
Accrued Distribution Fees	6,682	8,598	170
Payable to Other Affiliates	30,032	21,259	12,454
Accrued Expenses and Other Liabilities	12,534	29,288	3,110
Total Liabilities	122,696	229,233	186,180

Net Assets	$ 21,952,428	$ 51,711,542	$ 11,712,296

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$ 11,819,293	$ 5,443,780	$ 859,404
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,249,502	650,549	79,714
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$ 9.46	$ 8.37	$ 10.78
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$ 10.04	$ 8.88	$ 11.44

Class I Shares:
Net Assets	$ 4,800,766	$ 14,755,464	$ 10,852,892
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	503,000	1,752,637	1,005,233
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.54	$ 8.42	$ 10.80

Manager Class Shares:
Net Assets	$ 5,332,369	$ 31,512,298
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	556,917	3,688,118
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.57	$ 8.54

Composition of Net Assets:
At October 31, 2013, Net Assets consisted of:
Paid-in-Capital	$ 22,254,871	$ 53,608,851	$ 11,121,571
Accumulated Net Investment Loss	(365,605)	(468,672)	(20,344)
Accumulated Net Realized Loss From Security Transactions	126,845	(977,206)	94,395
Net Unrealized Appreciation (Depreciation) on:
Investments	(47,746)	(7,081)	471,321
Futures	(15,937)	(444,350)	45,353
Net Assets	$ 21,952,428	$ 51,711,542	$ 11,712,296

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2013

	CMG SR Tactical Bond Fund	CMG Tactical Equity Strategy Fund	CMG Global Equity Fund*

Investment Income:
Dividend Income	$ 33,797	$ 173,573	$ 30,468
Interest Income	1,776	(141,630)	(491)
Total Investment Income	35,573	31,943	29,977

Expenses:
Investment Advisory Fees	154,502	449,823	37,892
Distribution Fees- Class A	28,188	10,730	506
Distribution Fees- Manager Class	3,730	47,835	-
Administration Fees	19,538	32,509	5,657
Transfer Agent Fees	25,184	8,212	3,880
Fund Accounting Fees	15,423	20,877	13,150
Registration and Filing Fees	26,205	20,685	891
Printing Expense	13,218	11,732	2,551
Chief Compliance Officer Fees	11,697	7,822	3,408
Custody Fees	5,976	7,332	2,480
Audit Fees	8,110	5,854	7,043
Legal Fees	8,258	6,802	4,918
Trustees' Fees	3,077	2,925	2,630
Non 12b-1 Shareholder Servicing Fees	15,817	11,213	1,648
Insurance Expense	1,413	913	171
Miscellaneous Expenses	1,160	1,312	789
Total Expenses	341,496	646,576	87,614
Less: Fees Waived by Adviser	(88,426)	(311,978)	(37,293)
Net Expenses	253,070	334,598	50,321
Net Investment Loss	(217,497)	(302,655)	(20,344)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(927,660)	(161)	103,016
Futures Contracts	2,104,377	(455,531)	(8,621)
Net Change in Unrealized Appreciation (Depreciation):
Investments	(867,284)	1,577	471,321
Futures Contracts	18,936	(444,350)	45,353
Net Realized and Unrealized Gain (Loss) on Investments	328,369	(898,465)	611,069

Net Increase (Decrease) in Net Assets Resulting From Operations	$ 110,872	$ (1,201,120)	$ 590,725

*Commencement of Operations on May 15, 2013.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG SR Tactical Bond Fund			CMG Tactical Equity Strategy Fund			CMG Global Equity Fund
	For the Six Months		For the Year	For the Six Months	For the Year		For the Period
	Ended		Ended	Ended	Ended		Ended
	October 31, 2013		April 30, 2013	October 31, 2013	April 30, 2013		October 31, 2013***
Operations:	(Unaudited)			(Unaudited)			(Unaudited)
Net Investment Loss	$ (217,497)		$ (571,012)	$ (302,655)	$ (405,404)		$ (20,344)
Net Realized Gain (Loss) on Investments and Futures Contracts	1,176,717		(1,694,889)	(455,692)	(202,805)		94,395
Distributions of Realized Gains by Underlying Investment Companies	-		36,048.00	-	-		-
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Futures Contracts	(848,348)		1,480,840	(442,773)	(8,658)		516,674
Net Increase (Decrease) in Net Assets
Resulting From Operations	110,872		(749,013)	(1,201,120)	(616,867)		590,725

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	2,484,390		3,916,790	2,031,641	4,577,227		838,920
Exchange from Class C	-		2,479,141	-	-		-
Cost of Shares Redeemed	(7,634,679)		(24,890,163)	(785,631)	(1,874,240)		(28,463)
Total Class A Transactions	(5,150,289)		(18,494,232)	1,246,010	2,702,987		810,457

Class C Shares:
Proceeds from Shares Issued	-		38,461	-	-		-
Exchange to Class A	-		(2,479,141)	-	-		-
Cost of Shares Redeemed	-		(247,221)	-	-		-
Total Class C Transactions	-		(2,687,901)	-	-		-

Class I Shares:
Proceeds from Shares Issued	1,553,657		9,585,253	9,587,609	11,081,355		11,528,302
Cost of Shares Redeemed	(2,890,169)		(70,496,290)	(5,763,881)	(3,896,495)		(1,217,188)
Total Class I Transactions	(1,336,512)		(60,911,037)	3,823,728	7,184,860		10,311,114

Manager Class Shares:
Proceeds from Shares Issued	6,220,278	****	-	5,273,288	64,335,319	**	-
Cost of Shares Redeemed	(1,124,276)	****	-	(14,136,502)	(23,747,506)	**	-
Total Manager Class Transactions	5,096,002	****	-	(8,863,214)	40,587,813	**	-
Net Increase (Decrease) in Net Assets Resulting From
Beneficial Interest Transactions	(1,390,799)		(82,093,170)	(3,793,476)	50,475,660		11,121,571

Increase (Decrease) in Net Assets	(1,279,927)		(82,842,183)	(4,994,596)	49,858,793		11,712,296

**Commencement of Operations on August 30, 2012.
***Commencement of Operations on May 15, 2013.	23,232,355.00			56,706,138.00			-
****Commencement of Operations on July 8, 2013.	-			(14,688.00)			11,712,296.00
The accompanying notes are an integral part of these financial statements.
CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG SR Tactical Bond Fund			CMG Tactical Equity Strategy Fund			CMG Global Equity Fund
	For the Six Months		For the Year	For the Six Months	For the Year		For the Period
	Ended		Ended	Ended	Ended		Ended
	October 31, 2013		April 30, 2013	October 31, 2013	April 30, 2013		October 31, 2013***
Net Assets:	(Unaudited)			(Unaudited)			(Unaudited)
Beginning of Period	$ 23,232,355		$ 106,074,538	$ 56,706,138	$ 6,847,345		$ -
End of Period*	$ 21,952,428		$ 23,232,355	$ 51,711,542	$ 56,706,138		$ 11,712,296

* Includes accumulated net investment loss of:	$ (365,605)		$ (148,108)	$ (468,672)	$ (166,017)		$ (20,344)

Share Activity:
Class A Shares:
Shares Sold	270,352		421,392	223,160	553,183		82,476
Exchanges from Class C	-		260,962	-	-		-
Shares Redeemed	(827,120)		(2,681,998)	(88,149)	(227,819)		(2,762)
Net increase (decrease) in shares of beneficial interest outstanding	(556,768)		(1,999,644)	135,011	325,364		79,714

Class C Shares:
Shares Sold	-		4,138	-	-		-
Exchanges to Class A	-		(266,288)	-	-		-
Shares Redeemed	-		(26,677)	-	-		-
Net decrease in shares of beneficial interest outstanding	-		(288,827)	-	-		-

Class I Shares:
Shares Sold	166,706		1,006,300	1,053,531	1,284,875		1,121,853
Shares Redeemed	(307,619)		(7,617,168)	(680,603)	(462,251)		(116,620)
Net increase (decrease) in shares of beneficial interest outstanding	(140,913)		(6,610,868)	372,928	822,624		1,005,233

Manager Class Shares:
Shares Sold	679,090	****	-	588,019	7,494,866	**	-
Shares Redeemed	(122,173)	****	-	(1,599,690)	(2,795,077)	**	-
Net increase (decrease) in shares of beneficial interest outstanding	556,917	****	-	(1,011,671)	4,699,789		-

**Commencement of Operations on August 30, 2012.
***Commencement of Operations on May 15, 2013.
****Commencement of Operations on July 8, 2013.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG SR Tactical Bond Fund
	Class A
	Six Months		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	October 31, 2013		April 30, 2013		April 30, 2012	April 30, 2011	April 30, 2010*
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.46		$ 9.33		$ 9.99	$ 9.63	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.10)		(0.12)		(0.15)	(0.13)	(0.17)
Net gain (loss) from securities and futures
(both realized and unrealized)	0.10	(f)	0.25	(h)	0.15	0.49	(0.20)
Total from operations	-		0.13		0.00	0.36	(0.37)

Distributions to shareholders from:
Return of capital	-		-		(0.34)	-	-
Net realized gains	-		-		(0.32)	-	-
Total distributions	-		-		(0.66)	-	-

Net Asset Value, End of Period	$ 9.46		$ 9.46		$ 9.33	$ 9.99	$ 9.63

Total Return (b)	0.00%	(f)	1.39%		0.06%	3.74%	(3.70)%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 11,819		$ 17,095		$ 35,512	$ 119,680	$ 105,869
Ratio of gross expenses to average net assets (c)(g)	3.21%	(e)	2.94%		2.52%	2.51%	2.67%	(e)
Ratio of net expenses to average net assets (c)	2.55%	(e)	2.90%		2.52%	2.51%	2.67%	(e)
Ratio of net investment loss
to average net assets (c)(d)	(2.24)%	(e)	(1.32)%		(1.47)%	(1.39)%	(1.72)%	(e)
Portfolio turnover rate	3,228%	(f)	2,984%		3,502%	4,523%	4,424%	(f)

__________
* Class A shares commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized.
(f) Not annualized.
(g) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(h) The realized and unrealized gain or loss from securities and futures does not accord with the amounts reported on the Statement of Operations due to timing of subscriptions and/or redemptions of Fund shares in relation to investment performance during the year.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG SR Tactical Bond Fund
	Class I						Manager Class
	Six Months		Year		Period		Period
	Ended		Ended		Ended		Ended
	October 31, 2013		April 30, 2013		April 30, 2012 *		October 31, 2013 **
	(Unaudited)						(Unaudited)
Net Asset Value, Beginning of Period	$ 9.53		$ 9.36		$ 9.96		$ 9.14

Increase (Decrease) From Operations:
Net investment loss (a)	(0.09)		(0.07)		(0.03)		(0.02)
Net gain from securities and futures
(both realized and unrealized)	0.10		0.24	(h)	0.09		0.45
Total from operations	0.01		0.17		0.06		0.43

Distributions to shareholders from:
Return of capital	-		-		(0.34)		-
Net realized gains	-		-		(0.32)		-
Total distributions	-		-		(0.66)		-

Net Asset Value, End of Period	$ 9.54		$ 9.53		$ 9.36		$ 9.57

Total Return (b)	0.11%	(f)	1.82%		0.67%	(f)	4.70%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,801		$ 6,137		$ 67,916		$ 5,332
Ratio of gross expenses to average net assets (c)(g)	2.78%	(e)	2.31%		2.17%	(e)	2.74%	(e)
Ratio of net expenses to average net assets (c)	2.14%	(e)	2.31%		2.17%	(e)	1.03%	(e)
Ratio of net investment loss
to average net assets (c)(d)	(1.83)%	(e)	(0.79)%		(0.53)%	(e)	(0.70)%	(e)
Portfolio turnover rate	3,228%	(f)	2,984%		3,502%	(f)	3,228%	(f)

__________
* Class I shares commenced operations on October 20, 2011.
** Manager Class shares commenced operations on July 8, 2013.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized.
(f) Not annualized.
(g) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(h) The realized and unrealized gain or loss from securities and futures does not accord with the amounts reported on the Statement of Operations due to timing of subscriptions and/or redemptions of Fund shares in relation to investment performance during the year.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Equity Strategy Fund
	Class A
	Six Months		Year	Period
	Ended		Ended	Ended
	October 31, 2013		April 30, 2013	April 30, 2012 *
	(Unaudited)
Net Asset Value, Beginning of Period	$ 8.52		$ 9.16	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.09)		(0.18)	(0.03)
Net gain (loss) from securities and futures
(both realized and unrealized)	(0.06)		(0.46)	(0.81)
Total from operations	(0.15)		(0.64)	(0.84)

Net Asset Value, End of Period	$ 8.37		$ 8.52	$ 9.16

Total Return (b)	(1.76)%	(e)	(6.99)%	(8.40)%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 5,444		$ 4,390	$ 1,741
Ratio of gross expenses to average net assets (c)	2.34%	(d)	2.57%	9.51%	(d)
Ratio of net expenses to average net assets	2.25%	(d)	2.25%	2.25%	(d)
Ratio of net investment loss
to average net assets	(2.15)%	(d)	(2.13)%	(2.25)%	(d)
Portfolio turnover rate	41%	(e)	0%	0%	(e)

__________
* Class A shares commenced operations on February 28, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(d) Annualized.
(e) Not annualized.
(f) The realized and unrealized gain or loss from securities and futures does not accord with the amounts reported on the Statement of Operations due to timing of subscriptions and/or redemptions of Fund shares in relation to investment performance during the period.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Equity Strategy Fund
	Class I					Manager Class
	Six Months		Year	Period		Six Months	Period
	Ended		Ended	Ended		Ended	Ended
	October 31, 2013		April 30, 2013	April 30, 2012 *		October 31, 2013	April 30, 2013*
	(Unaudited)					(Unaudited)
Net Asset Value, Beginning of Period	$ 8.55		$ 9.17	$ 10.00		$ 8.62	$ 8.60

Increase (Decrease) From Operations:
Net investment loss (a)	(0.08)		(0.15)	(0.03)		(0.02)	(0.03)
Net gain (loss) from securities and futures
(both realized and unrealized)	(0.05)		(0.47)	(0.80)		(0.06)	0.05	(f)
Total from operations	(0.13)		(0.62)	(0.83)		(0.08)	0.02

Net Asset Value, End of Period	$ 8.42		$ 8.55	$ 9.17		$ 8.54	$ 8.62

Total Return (b)	(1.52)%	(e)	(6.76)%	(8.30)%	(e)	(0.93)%	0.23%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 14,755		$ 11,799	$ 5,106		$ 31,512	$ 40,517
Ratio of gross expenses to average net assets (c)	2.04%	(d)	2.35%	9.38%	(d)	2.18%	2.11%	(d)
Ratio of net expenses to average net assets	1.95%	(d)	1.85%	1.85%	(d)	0.60%	0.60%	(d)
Ratio of net investment loss
to average net assets	(1.85)%	(d)	(1.73)%	(1.85)%	(d)	(0.49)%	(0.46)%	(d)
Portfolio turnover rate	41%	(e)	0%	0%	(e)	41%	0%	(e)

__________
* Class I shares commenced operations on February 28, 2012. Manager Class commenced operations on August 30, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(d) Annualized.
(e) Not annualized.
(f) The realized and unrealized gain or loss from securities and futures does not accord with the amounts reported on the Statement of Operations due to timing of subscriptions and/or redemptions of Fund shares in relation to investment performance during the period.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class A	Class I
	Period	Period
	Ended	Ended
	October 31, 2013*	October 31, 2013*
	(Unaudited)	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.00	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.05)	(0.03)
Net gain (loss) from securities and futures
(both realized and unrealized)	0.83	0.83
Total from operations	0.78	0.80

Net Asset Value, End of Period	$ 10.78	$ 10.80

Total Return (b)(e)	7.80%	8.00%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 859	$ 10,853
Ratio of gross expenses to average net assets (c)(d)	6.23%	2.65%
Ratio of net expenses to average net assets (d)	1.90%	1.65%
Ratio of net investment loss
to average net assets (d)	(1.03)%	(0.65)%
Portfolio turnover rate (e)	56%	56%

__________
* Class A & I shares commenced operations on May 15, 2013.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(d) Annualized.
(e) Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

October 31, 2013

1.

ORGANIZATION

CMG SR Tactical Bond Fund (formerly CMG Absolute Return Strategies Fund) (“Bond Fund”), CMG Tactical Equity Strategy Fund (“Equity Fund”), and CMG Global Fund (“Global Fund”) (collectively, the “Funds”), are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified, open-end management investment companies.

The Funds currently offer Class A and Class I shares. Class C shares were offered by the Bond Fund at net asset value through August 31, 2012. On August 15, 2012, the Board of Trustees (the “Board”) of the Trust voted to suspend the sale of Class C shares of the Bond Fund and outstanding Class C shares were exchanged for Class A shares of the Fund as of August 31, 2012.  The Bond Fund and the Equity Fund also offer Manager Class shares.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I and Manager Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans.  The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The Bond Fund seeks consistent positive returns throughout various fixed income cycles.  Class A and Class I of Bond Fund commenced operations on May 1, 2009 and October 20, 2011, respectively.    The Manager Class of Bond Fund commenced operations on July 8, 2013.   The investment objective of Equity Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Equity Fund commenced operations on February 28, 2012.  The Manager Class of Equity Fund commenced operations on August 30, 2012.  The Global Fund seeks long term total return with less volatility than global equity markets as their investment objective.  Both classes of the Global Fund commenced operations on May 15, 2013.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

 (Continued)

October 31, 2013

Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided such valuations represent fair value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers.  The applicable investments are valued collectively via inputs from the fair value team.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

 (Continued)

October 31, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2013 for the Funds’ assets and liabilities measured at fair value:

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Mutual Funds	$ 9,734,216	$ -	$ -	$ 9,734,216
Short-Term Investments	830,238	9,549,929	-	10,380,167
Total Assets	$ 10,564,454	$ 9,549,929	$ -	$ 20,114,383
Liabilities*
Derivative Instruments**	$ 15,397	$ -	$ -	$ 15,397
Total Liabilities	$ 15,397	$ -	$ -	$ 15,397

Equity Fund:	Level 1	Level 2	Level 3	Total
Assets*
Bonds & Notes	$ -	$ 19,136,284	$ -	$ 19,136,284
Short-Term Investments	2,188,063	26,999,856	-	29,187,919
Total Assets	$ 2,188,063	$ 46,136,140	$ -	$ 48,324,203
Liabilities*
Derivative Instruments**	$ 444,350	$ -	$ -	$ 444,350
Total Liabilities	$ 444,350	$ -	$ -	$ 444,350

Global Fund:	Level 1	Level 2	Level 3	Total
Assets*
Common Stock	$ 10,368,852	$ -	$ -	$ 10,368,852
Short-Term Investments	1,164,482	-	-	1,164,482
Derivative Instruments**	45,353	-	-	45,353
Total Assets	$ 11,578,687	$ -	$ -	$ 11,578,687

* Refer to the Portfolio of Investments for industry classifications.

**Derivative instruments include cumulative net unrealized gain (loss) on futures contracts open at October 31, 2013.

The Funds did not hold any Level 3 securities during the year.

There were no transfers between Level 1 and Level 2 during the current year presented.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When the Funds write call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

 (Continued)

October 31, 2013

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Futures Contracts – The Funds are subject to equity, foreign currency exchange rate and interest rate risk in the normal course of pursuing their investment objectives.  The Funds may purchase or sell futures contracts in order to gain exposure to certain markets or currencies.  Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Funds recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities or currencies.  With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are included in the Funds’ Portfolio of Investments.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of October 31, 2013:

Statements of Assets and Liabilities	Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value

Futures on interest rate	Due to Broker - Variation
contracts	Margin	$ 15,937	*

*Derivative instruments include cumulative unrealized loss on futures contracts open at October 31, 2013.

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2013:

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

 (Continued)

October 31, 2013

Bond Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on interest rate	Net realized gain (loss) on future contracts/ Net change in
contracts	unrealized appreciation (depreciation) on futures contracts	$ 2,104,377	$ 18,936

Equity Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net realized gain (loss) on future contracts/ Net change in
contracts	unrealized appreciation (depreciation) on futures contracts	$ (455,531)	$ (444,350)

Global Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net realized gain (loss) on future contracts/ Net change in
contracts	unrealized appreciation (depreciation) on futures contracts	$ (8,621)	$ 45,353

The derivative instruments outstanding as of October 31, 2013 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2010-2012) or expected to be taken in the Funds’ 2013 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

 (Continued)

October 31, 2013

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75%, 1.50%, and 1.25% of the average daily net assets of the Bond Fund, Equity Fund, and Global Fund, respectively.  For the six months ended October 31, 2013, the Adviser earned advisory fees of $154,502 for the Bond Fund, $449,823 for the Equity Fund, and $37,892 for the Global Fund.  The Adviser manages a portion of the Funds’ portfolio directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers.  The Funds’ sub-advisers are Scotia Partners, LLC (Bond Fund and Equity Fund), Traub Capital Management, LLC (Bond Fund), and AlphaSimplex Group, LLC (Global Fund).  The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, at least until August 31, 2014, to ensure that net annual fund operating expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed the following levels of the average daily net assets attributable to each class of shares:

During the six months ended October 31, 2013, $88,426, $311,978, and $37,293, was waived by the Adviser for the Bond Fund, Equity Fund, and Global Fund, respectively.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of October 31, 2013, $38,668 of fee waivers or expense reimbursements was subject to recapture by the Adviser for the Equity Fund which expire in 2015, $11,675 and $532,058 for the Bond Fund and Equity Fund, respectively, which expire in 2016, and $88,426, $311,978, and $37,293 for the Bond Fund, Equity Fund, and Global Fund, respectively, which expire in 2017.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

 (Continued)

October 31, 2013

The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services.  Under the Plan, the Funds may pay up to 0.40% for Class A, 1.00% for Class C and 0.25% for Manager Class, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  During the six months ended October 31, 2013, $31,918, $58,565, and $506 were accrued under the Plan for the Bond Fund, Equity Fund, and Global Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended October 31, 2013, the Distributor received underwriter commissions of $11,626 for sales of Class A shares, of which $1,601 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the six months ended October 31, 2013 amounted to $339,793,742 and $341,450,562, respectively, for the Bond Fund, $11,629,260 and $7,500,000, respectively, for the Equity Fund, and $12,125,614 and $2,229,889, respectively, for the Global Fund.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended April 30, 2012 was as follows:

There were no distributions for fiscal year ended April 30, 2013.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2013

As of April 30, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation for the Bond Fund is primarily attributable to mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such late year losses as follows:

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Bond Fund incurred and elected to defer such capital losses of $1,028,537.

At April 30, 2013, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Permanent book and tax differences for the Funds, primarily attributable to the reclass of net operating losses resulted in reclassification for the period ended April 30, 2013 as follows:

6.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Bond Fund currently invests a portion of its assets in Rydex Series Funds-Government Long Bond 1.2x Strategy Fund (the “Rydex Fund”).  The Bond Fund may redeem its investment from the Rydex Fund at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so.

The performance of the Bond Fund may be directly affected by the performance of the Rydex Fund.  The financial statements of the Rydex Fund, including the portfolio of investments, can be found at www.guggenheiminvestments.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Bond Fund’s financial statements.  As of October 31, 2013, the percentage of the Bond Fund’s net assets invested in the Rydex Fund was 35.88%.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2013

7.

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

                Shares Voted

            Shares Voted Against

                   In Favor

or Abstentions

Mark Garbin

  609,702,446

       7,380,704

Mark D. Gersten

  609,750,246

       7,332,904

John V. Palancia

  609,370,118

       7,713,033

Andrew Rogers

  609,691,730

       7,391,421

Mark H. Taylor

  608,885,975

       8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

CMG Funds

EXPENSE EXAMPLE (Unaudited)

October 31, 2013

As a shareholder of the CMG SR Tactical Bond Fund and CMG Tactical Equity Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG SR Tactical Bond Fund and CMG Tactical Equity Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG SR Tactical Bond Fund and CMG Tactical Equity Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual			Hypothetical (5% return before expenses)
Class A	Funds Annualized Expense Ratio	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid During Period*	Ending Account Value 10/31/13	Expenses Paid During Period*
CMG SR Tactical Bond Fund	2.55%	$1,000.00	$1,000.00		$12.85	$1,012.35	$12.93
CMG Tactical Equity Strategy Fund	2.25%	$1,000.00	$982.40		$11.24	$1,013.86	$11.42
CMG Global Equity Fund	1.90%	$1,000.00	$1,078.00	**	$9.14	$1,015.63	$9.65

Class I
CMG SR Tactical Bond Fund	2.14%	$1,000.00	$1,001.10		$10.79	$1,014.42	$10.87
CMG Tactical Equity Strategy Fund	1.95%	$1,000.00	$984.80		$9.76	$1,015.38	$9.91
CMG Global Equity Fund	1.65%	$1,000.00	$1,080.00	**	$7.95	$1,016.89	$8.39

Manager Class
CMG SR Tactical Bond Fund	1.03%	$1,000.00	$1,047.00	***	$3.32	$1,020.01	$5.24
CMG Tactical Equity Strategy Fund	0.60%	$1,000.00	$990.70		$3.01	$1,022.18	$3.06

* Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended October 31, 2013 (184) divided by the number of days in the fiscal year (365).

** Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period May 15, 2013 (commencement of operations) to October 31, 2013 (169) divided by the number of days in the fiscal year (365).

*** Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period July 8, 2013 (commencement of operations) to October 31, 2013 (115) divided by the number of days in the fiscal year (365).

CMG Global Equity Fund (Adviser – CMG Capital Management Group, Inc. Sub-Adviser – AlphaSimplex Group, LLC)*

In connection with the regular meetings held on March 27-28, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group, Inc. (“CMG”) and the Trust, with respect to CMG Global Equity Fund  (the “Fund”). The Trustees also discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between CMG and AlphaSimplex Group, LLC (“AlphaSimplex”), with respect to the Fund.  In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

Counsel assisted the Trustees throughout the Advisory and Sub-Advisory Agreement review process.  The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent and Quality of Service.  The Trustees noted that CMG had over 20 years of experience in managing tactical strategies in equities, fixed income and long/short investments and agreed that the depth of experience was a favorable attribute when evaluating a proposed adviser.  They noted that CMG will provide daily management of the Fund along with trading services and compliance oversight, while utilizing the services of a signal provider, as well as an adviser to manage volatility.  The Trustees considered that CMG has significant assets under management, and noted that the Trust has had a good working relationship with CMG.  The Trustees also took into account CMG’s discussion of its plans to add personnel to support operations, and its strong culture of compliance.  They concluded that CMG is well qualified to provide a level of service consistent with the Trustees’ expectations.

The Trustees noted that AlphaSimplex provides risk reduction services for approximately $3 billion in assets. The Trustees also noted that the key personnel at AlphaSimplex average 22 years of trading experience and have multidisciplinary expertise in managing volatility strategies. The Trustees discussed the specific services to be provided by AlphaSimplex in the form of an overlay portfolio that will serve as a tactical hedging strategy designed to hedge market exposure during periods when the market is volatile and exposed to downside risk.  The Trustees concluded that AlphaSimplex’s global recognition and well-qualified personnel position them well to provide the level of service expected by the Trustees and shareholders.

Performance.  The Trustees considered the performance of an account managed by CMG using a similar method, which the Trustees considered a hypothetical simulation because the results do not include the hedge. As a result, they concluded that there is less assurance that the results for the Fund would be similar, but the Trustees found the comparison helpful.  The Trustees discussed the fact that the performance information provided is only evidence that the Fund has potential to achieve reasonable returns using a similar strategy, with a lower standard deviation.  The Trustees also reviewed a presentation from AlphaSimplex, detailing the performance of other accounts managed for which AlphaSimplex also provides an overlay.  The Trustees determined that although such performance is not directly applicable to the Fund, the information AlphaSimplex provided does support the notion that they can adapt their overlay to a variety of funds.  The Trustees noted that although past performance is no guarantee of future results as to this or any other fund, the Trustees concluded that CMG and AlphaSimplex have the potential to deliver reasonable performance.

Fees and Expenses.  The Trustees noted that CMG has proposed an advisory fee equal to the highest in the peer group at 1.25%, but below the highest in the Morningstar category.  The Trustees discussed the fact that the higher fees can be considered a result of the risk overlay.  The Trustees also discussed the fees to be paid to AlphaSimplex.  After discussion, the Trustees concluded that the advisory fees to be charged by CMG and sub-advisory fees to be charged by AlphaSimplex were reasonable.

Economies of Scale.  The Trustees considered whether economies of scale would be reached with respect to the management of the Fund.  They noted that it is unlikely that the Fund will reach asset levels with meaningful economies in the near term. A representative of CMG stated to the Trustees that CMG would be willing to discuss breakpoints in the future as the Fund realizes meaningful economies of scale, with particular sensitivity to the asset levels at which AlphaSimplex has set breakpoints.  In order to ensure that CMG does not take advantage of AlphaSimplex’s breakpoints to the detriment of shareholders, the Trustees requested that CMG provide to the Trustees a profitability analysis once AlphaSimplex’s breakpoint levels are achieved.  After discussion, it was the consensus of the Trustees that, although breakpoint levels for the advisory fee had not been negotiated at this time, economies of scale would be revisited after the Fund is launched and its size materially increases, particularly as the Fund approaches AlphaSimplex’s breakpoints.

Profitability.  The Trustees considered the anticipated profits to be realized by CMG in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  The Trustees also considered the benefits to be realized by the adviser from activities related to the Fund, as well as payments made to the signal provider and Sub-adviser.  The Trustees noted that the adviser estimates that during the first fiscal year it may realize moderate profits, but concluded that the anticipated level of profit was reasonable.

The Trustees also noted that AlphaSimplex is not projecting any profits in the first year, based on the anticipated small size of the new Fund.  The Trustees were gratified that AlphaSimplex was willing to continue to work with the Fund as its assets increase.

Conclusion.  Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory and sub-advisory fee structure is reasonable and that approval of the Advisory Agreement and Sub-Advisory Agreement is in the best interests of the Trust and the future shareholders of the CMG Global Equity Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, Pennsylvania 19406
Administrator	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

\

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds

 17605 Wright Street •Suite 2 • Omaha, NE 68130

1-866-CMG-9456

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

 (a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/9/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

1/9/14